                             LETTER OF TRANSMITTAL

                               Offer to Exchange
                 Each Outstanding Ordinary Share, No Par Value
                                      and
                   Each Outstanding American Depositary Share
                 Representing One Ordinary Share, No Par Value
                                       of
                        Daimler-Benz Aktiengesellschaft

                                      for
                        One Ordinary Share, No Par Value
                                       of

                               DaimlerChrysler AG

THE DAIMLER-BENZ EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 NOON, NEW YORK CITY TIME, ON FRIDAY, OCTOBER 23, 1998, UNLESS THE DAIMLER-BENZ EXCHANGE OFFER IS EXTENDED. DAIMLER-BENZ ORDINARY SHARES OR DAIMLER-BENZ AMERICAN DEPOSITARY SHARES TENDERED PURSUANT TO THE DAIMLER-BENZ EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF THE DAIMLER-BENZ EXCHANGE OFFER.

           THE EXCHANGE AGENT FOR THE DAIMLER-BENZ EXCHANGE OFFER IS:

                              The Bank of New York

                BY MAIL:                         BY FACSIMILE TRANSMISSION:              BY HAND OR OVERNIGHT COURIER:
      Tender & Exchange Department            (For Eligible Institutions Only)            Tender & Exchange Department
             P.O. Box 11248                            (212) 815-6213                          101 Barclay Street
         Church Street Station                  FOR CONFIRMATION TELEPHONE:                Receive and Deliver Window
     New York, New York 10286-1248                     (800) 507-9357                       New York, New York 10286

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                                          DESCRIPTION OF DAIMLER-BENZ ADSs TENDERED
                                   (Complete this box only if tendering Daimler-Benz ADSs)
    Name(s) and Address(es) of Registered Holder(s) of
   Daimler-Benz ADSs (Please fill in, if blank, exactly as    Daimler-Benz ADS Certificate(s) and Daimler-Benz ADSs Tendered
           name(s) appears on ADS Certificate(s))                         (Attach additional list, if necessary)
                                                                                      Total Number of
                                                              Daimler-Benz ADS      Daimler- Benz ADSs          Number of
                                                                 Certificate           Evidenced By           Daimler-Benz
                                                                 Number(s)*        Share Certificate(s)*     ADSs Tendered**
                                                             TOTAL DAIMLER-BENZ ADSS.....................
*   Need not be completed by holders delivering Daimler-Benz ADSs by book-entry transfer.
**  Unless otherwise indicated, it will be assumed that all Daimler-Benz ADSs evidenced by each ADS Certificate delivered to the Exchange Agent are being tendered hereby. See Instruction 4.
                                    DESCRIPTION OF DAIMLER-BENZ ORDINARY SHARES TENDERED
                             (Complete this box only if tendering Daimler-Benz Ordinary Shares)
                                                               Daimler-Benz Ordinary Share Certificate(s) and Daimler-Benz
           Name(s) and Address(es) of Holder(s)                                 Ordinary Shares Tendered
          Tendering Daimler-Benz Ordinary Shares                         (Attach additional list, if necessary)
                                                                                     Total Number of
                                                                                 Daimler- Benz Ordinary
                                                               Daimler-Benz              Shares                Number of
                                                                 Ordinary         Evidenced By Daimler-      Daimler-Benz
                                                             Share Certificate        Benz Ordinary            Ordinary
                                                                Number(s)*        Share Certificate(s)*    Shares Tendered**
                                                            TOTAL DAIMLER-BENZ ORDINARY SHARES..........
*   Need not be completed by holders delivering Daimler-Benz Ordinary Shares to the Exchange Agent's German custody account through such holder's Depositary Bank.
**  Unless otherwise indicated, it will be assumed that all Daimler-Benz Ordinary Shares evidenced by each Daimler-Benz
    Ordinary Share Certificate delivered to the Exchange Agent are being tendered hereby. See Instruction 4.

    PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOX BELOW.
This Letter of Transmittal is to be completed by stockholders if (i) the certificate(s) representing Daimler-Benz ADSs or the certificate(s) representing Daimler-Benz Ordinary Shares and the associated dividend coupons numbered 68 through 70 and the renewal coupon (not invalidated) (the "Coupons") tendered herewith are to be forwarded herewith, (ii) unless an Agent's Message is utilized, Daimler-Benz ADSs are being transferred by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), or (iii) Daimler-Benz Ordinary Shares and Coupons are being delivered to the Custody Account of The Bank of New York, Account Number 9583899-01 at Deutsche Bank AG, Frankfurt am Main, Germany (Contact: Helga Feyer), by the Depositary Bank in Germany tendering the undersigned holder's Daimler-Benz Ordinary Shares (the "Depositary Bank"). Delivery of documents to DTC or the Depositary Bank does not constitute delivery to the Exchange Agent. Holders of Daimler-Benz Ordinary Shares must tender their shares and Coupons in order for such shares to be validly tendered.

    Holders of Daimler-Benz ADSs are hereby advised that effective on the Daimler-Benz Exchange Offer Expiration Date, the Deposit Agreement with respect to the Daimler-Benz ADSs will be amended to provide that each holder of a Daimler-Benz ADS outstanding on the Daimler-Benz Exchange Offer Expiration Date who has not tendered such holder's Daimler-Benz ADSs pursuant to the Daimler-Benz Exchange Offer will be deemed to have instructed The Bank of New York, as Depositary for the Daimler-Benz ADSs to tender all Daimler-Benz Ordinary Shares represented thereby into the Daimler-Benz Exchange Offer, and the Depositary will do so unless instructed otherwise by Daimler-Benz. Accordingly, holders of Daimler-Benz ADSs who do not intend to tender their securities in the Daimler-Benz Exchange Offer and who do not wish to have the DaimlerChrysler Ordinary Shares underlying their Daimler-Benz ADSs exchanged for DaimlerChrysler Ordinary Shares must withdraw the Daimler-Benz Ordinary Shares underlying their Daimler-Benz ADSs in accordance with the procedures described in the section entitled "The Daimler-Benz Exchange Offer--Amendment and Termination of the Deposit Agreement" in the Offering Circular-Prospectus of DaimlerChrysler AG, dated September 24, 1998, not later than the expiration of the Daimler-Benz Exchange Offer.

    Your bank or broker can assist you in completing this form. The Instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offering Circular-Prospectus and this Letter of Transmittal may be directed to the Dealer Managers or Information Agent at their respective addresses and telephone numbers indicated below. In addition, holders of Daimler-Benz Ordinary Shares who hold such shares through a Depositary Bank may also direct questions and requests for assistance to such holder's Depositary Bank.

/ /  CHECK HERE IF THE CERTIFICATE(S) REPRESENTING TENDERED DAIMLER-BENZ ADSs OR
    DAIMLER-BENZ ORDINARY SHARES AND COUPONS ARE ENCLOSED HEREWITH AND COMPLETE THE SUBSTITUTE FORM W-9 OR SUBSTITUTE FORM W-8, AS APPLICABLE, PROVIDED BELOW.

    Name(s) in which DaimlerChrysler
      Ordinary Shares should be registered: ____________________________________

    Address: ___________________________________________________________________
    ____________________________________________________________________________
    ____________________________________________________________________________

    Occupation: ________________________________________________________________

    Area Code and Telephone No.: _______________________________________________

/ /  CHECK HERE IF TENDERED DAIMLER-BENZ ADSs ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution: _____________________________________________

    DTC Account Number: ________________________________________________________

    Transaction Code Number: ___________________________________________________

    Occupation: ________________________________________________________________

/ /  CHECK HERE IF TENDERED DAIMLER-BENZ ORDINARY SHARES AND COUPONS ARE BEING
    DELIVERED TO THE CUSTODY ACCOUNT OF THE BANK OF NEW YORK, ACCOUNT NUMBER 9583899-01 AT DEUTSCHE BANK AG, FRANKFURT AM MAIN, GERMANY (CONTACT: HELGA FEYER) BY THE UNDERSIGNED HOLDER'S DEPOSITARY BANK PURSUANT TO AN INSTRUCTION SENT TO THE DEPOSITARY BANK TO DELIVER SUCH CERTIFICATES AND COUPONS, COMPLETE THE SUBSTITUTE FORM W-9 OR SUBSTITUTE FORM W-8, AS APPLICABLE, PROVIDED BELOW AND COMPLETE THE FOLLOWING:

    Name(s) of Tendering Holder(s): ____________________________________________

    Address: ___________________________________________________________________
    ____________________________________________________________________________
    ____________________________________________________________________________

    Area Code and Telephone No.: _______________________________________________

    Name of Depositary Bank: ___________________________________________________

    Account Number: ____________________________________________________________

    Transaction Code Number (if any): __________________________________________

    Name(s) in which DaimlerChrysler
      Ordinary Shares should be registered
      (if different from name(s) of
      tendering holders): ______________________________________________________

    Address of Registered Holder: ______________________________________________
    ____________________________________________________________________________
    ____________________________________________________________________________

    Occupation of Registered Holder: ___________________________________________

    Area Code and Telephone No. of Registered Holder: __________________________

/ /  CHECK HERE IF THE CERTIFICATE(S) REPRESENTING TENDERED DAIMLER-BENZ ADSs OR
    DAIMLER-BENZ ORDINARY SHARES AND COUPONS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1):

    Name(s) of Holder(s): ______________________________________________________

    Date of Execution of Notice of Guaranteed Delivery: ________________________

    Window Ticket No. (if any): ________________________________________________

    Name of Institution that Guaranteed Delivery: ______________________________

    For ADSs delivered by Book-Entry Transfer, complete the following:

      DTC Account Number: ______________________________________________________

      Transaction Code Number: _________________________________________________

    For Daimler-Benz Ordinary Shares and Coupons delivered to the Custody Account of The Bank of New York at Deutsche Bank AG, Frankfurt am Main, complete the following:

      Name of Depositary Bank: _________________________________________________

      Account Number: __________________________________________________________

Ladies and Gentlemen:

    The undersigned acknowledges that such person has received and reviewed the Offering Circular-Prospectus, dated September 24, 1998 (the "Offering Circular-Prospectus"), of DaimlerChrysler AG, a stock corporation (AKTIENGESELLSCHAFT) organized under the laws of the Federal Republic of Germany ("DaimlerChrysler AG"), and this Letter of Transmittal, which together with any amendments or supplements hereto or thereto constitute the offer of DaimlerChrysler AG (collectively, the "Daimler-Benz Exchange Offer") (i) to exchange one Ordinary Share, no par value (a "DaimlerChrysler Ordinary Share"), of DaimlerChrysler AG for each outstanding Ordinary Share, no par value (a "Daimler-Benz Ordinary Share"), of Daimler-Benz Aktiengesellschaft, a stock corporation (AKTIENGESELLSCHAFT) organized under the laws of the Federal Republic of Germany ("Daimler-Benz"), and (ii) to exchange one DaimlerChrysler Ordinary Share for each outstanding American Depositary Share of Daimler-Benz, representing one Daimler-Benz Ordinary Share (a "Daimler-Benz ADS"); PROVIDED that, if the Minimum Condition (as hereinafter defined) is satisfied so that the Transactions (as defined in the Offering Circular-Prospectus) can be accounted for as a pooling-of-interests, then each exchanging holder will receive 1.005 DaimlerChrysler Ordinary Shares for each share exchanged.

    The undersigned recognizes that DaimlerChrysler AG will not accept for payment any Daimler-Benz Ordinary Shares or Daimler-Benz ADSs tendered pursuant to the Daimler-Benz Exchange Offer unless there has been validly tendered and not properly withdrawn prior to the expiration of the Daimler-Benz Exchange Offer such number of Daimler-Benz Ordinary Shares and Daimler-Benz ADSs which constitutes at least 90% of the then issued and outstanding Daimler-Benz Ordinary Shares, including Daimler-Benz Ordinary Shares represented by Daimler-Benz ADSs (the "Minimum Condition"); PROVIDED, HOWEVER, that if the number of Daimler-Benz Ordinary Shares and Daimler-Benz ADSs tendered does not satisfy the Minimum Condition but equals at least 75% of the issued and outstanding Daimler-Benz Ordinary Shares on a primary basis, including Daimler-Benz Ordinary Shares represented by Daimler-Benz ADSs, at the time of registration with the commercial register (HANDELSREGISTER) of the capital increase relating to the DaimlerChrysler Ordinary Shares being issued in exchange therefor (the "75% Minimum"), the Minimum Condition shall mean the 75% Minimum.

    The Daimler-Benz Exchange Offer will expire at 12:00 Noon, New York City time, on Friday, October 23, 1998, unless extended (the latest date and time to which the Daimler-Benz Exchange Offer is extended being referred to herein as the "Daimler-Benz Exchange Offer Expiration Date").

    Upon the terms and subject to the conditions of the Daimler-Benz Exchange Offer, the undersigned hereby tenders to DaimlerChrysler AG the Daimler-Benz Ordinary Shares and dividend coupons numbered 68 through 70 and the renewal coupon (not invalidated) (the "Coupons") and/or Daimler-Benz ADSs described above. Subject to, and effective upon, the acceptance for exchange of the Daimler-Benz Ordinary Shares and Coupons and/or Daimler-Benz ADSs tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, DaimlerChrysler AG, all right, title and interest in and to such Daimler-Benz Ordinary Shares and Coupons and Daimler-Benz ADSs and all dividends, distributions and rights declared, paid or distributed in respect of such shares on or after September 24, 1998. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (such power of attorney being deemed to be an irrevocable power coupled with an interest): (a) to deliver stock certificates representing the Daimler-Benz Ordinary Shares and the Coupons and/or the stock certificates representing the Daimler-Benz ADSs tendered herewith, or to transfer ownership of the Daimler-Benz ADSs on the account books maintained by The Depository Trust Company ("DTC"), together, in any such case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, Deutsche Bank AG, Frankfurt am Main, as the undersigned's Trustee, in order to implement the registration of the increase of the DaimlerChrysler AG stated share capital with the commercial register (HANDELSREGISTER), (b) to receive DaimlerChrysler Ordinary Shares to which the undersigned is entitled following the foregoing registration of the capital increase in the commercial register (HANDELSREGISTER), and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such securities, all in accordance with the terms and conditions of the Daimler-Benz Exchange Offer.

    By executing this Letter of Transmittal, the undersigned irrevocably constitutes and appoints either of the following persons: Friedrich Lauer and Erich Klaus, and each of them, as such holder's attorneys-in-fact and proxies, each with full power of substitution and resubstitution, to vote in such manner as each such attorney and proxy or his substitute shall, in his or her sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all the Daimler-Benz Ordinary Shares and Daimler-Benz ADSs tendered hereby which have been accepted for exchange by DaimlerChrysler AG prior to the time of such vote or other action and all Daimler-Benz Ordinary Shares and Daimler-Benz ADSs and other securities issued in respect of such Daimler-Benz Ordinary Shares and Daimler-Benz ADSs, which the undersigned is entitled to vote at any meeting of stockholders of Daimler-Benz (whether annual or extraordinary and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in the Daimler-Benz Ordinary Shares and Daimler-Benz ADSs tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for exchange of such Daimler-Benz Ordinary Shares and Daimler-Benz ADSs by DaimlerChrysler AG in accordance with the terms of the Daimler-Benz Exchange Offer. Such acceptance for exchange shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Daimler-Benz Ordinary Shares and Daimler-Benz ADSs, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the undersigned with respect thereto. The undersigned understands that, in order for Daimler-Benz Ordinary Shares and Daimler-Benz ADSs to be deemed validly tendered, immediately upon DaimlerChrysler AG's acceptance of such Daimler-Benz Ordinary Shares and Daimler-Benz ADSs for payment, DaimlerChrysler AG must be able to exercise full voting and other rights with respect to such Daimler-Benz Ordinary Shares and Coupons and Daimler-Benz ADSs, including, without limitation, voting at any meeting of Daimler-Benz' stockholders. In addition, the undersigned understands that by tendering Daimler-Benz Ordinary Shares or Daimler-Benz ADSs hereby, the undersigned agrees that title to such tendered securities upon acceptance thereof will be transferred to Deutsche Bank AG, Frankfurt am Main, as trustee according to the terms and conditions of the Daimler-Benz Exchange Offer and consents to Deutsche Bank's taking all necessary and expedient measures and rendering and receiving all declarations in the context of the Daimler-Benz Exchange Offer and its acceptance.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Daimler-Benz Ordinary Shares and Coupons and Daimler-Benz ADSs tendered hereby and that when such Daimler-Benz Ordinary Shares and Coupons and Daimler-Benz ADSs are accepted by DaimlerChrysler AG for exchange pursuant to the Daimler-Benz Exchange Offer, DaimlerChrysler AG will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and that none of such Daimler-Benz Ordinary Shares and Coupons and Daimler-Benz ADSs will be subject to any adverse claim when the same are accepted for exchange by DaimlerChrysler AG. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent, DaimlerChrysler AG or Deutsche Bank AG, Frankfurt am Main, to be necessary or desirable to complete the sale, assignment and transfer of the Daimler-Benz Ordinary Shares and Daimler-Benz ADSs tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Offering Circular-Prospectus and the Instructions contained in this Letter of Transmittal.

    The undersigned understands that tenders of Daimler-Benz Ordinary Shares and Daimler-Benz ADSs, pursuant to any one of the procedures described in "The Daimler-Benz Exchange Offer--Procedures for Tendering Daimler-Benz ADSs or Daimler-Benz Ordinary Shares" in the Offering Circular-Prospectus will constitute the undersigned's acceptance of the terms and conditions of the Daimler-Benz Exchange Offer.

    Notwithstanding any other provision of the Daimler-Benz Exchange Offer, DaimlerChrysler AG shall not be required to accept for exchange or exchange, subject to applicable rules of the Securities and Exchange

Commission, including Rules 13e-4(f)(5) and 14e-1(c) of the Exchange Act, any Daimler-Benz Ordinary Shares or Daimler-Benz ADSs, may postpone the acceptance for exchange of, or exchange for, tendered Daimler-Benz Ordinary Shares or Daimler-Benz ADSs, and may, in its reasonable discretion, terminate or amend the Daimler-Benz Exchange Offer as to any Daimler-Benz Ordinary Share or Daimler-Benz ADS not exchanged for if, at the scheduled expiration date for the Daimler-Benz Exchange Offer, the conditions to the Daimler-Benz Exchange Offer have not been satisfied. Any such extension, termination, amendment or delay will be followed as promptly as practicable by public announcement thereof, such announcement in the case of an extension to be issued no later than 9:00 A.M., New York City time, on the next business day after the previously scheduled expiration date of the Daimler-Benz Exchange Offer.

    The undersigned understands that any whole DaimlerChrysler Ordinary Shares which the undersigned is entitled to receive will be delivered through the direct registration system of The Bank of New York, DaimlerChrysler AG's transfer agent and registrar in New York, New York, by registering such DaimlerChrysler Ordinary Shares in the name of such securityholder on the books of The Bank of New York and the undersigned will receive a statement confirming such holder's ownership of DaimlerChrysler Ordinary Shares.

    Unless otherwise indicated under "Special Registration Instructions" below, please register the DaimlerChrysler Ordinary Shares to which the undersigned is entitled in the name(s) of the holder(s) shown above under "Description of Daimler-Benz ADSs Tendered" or "Description of Daimler-Benz Ordinary Shares Tendered," as the case may be. Unless otherwise indicated in the box entitled "Special Delivery Instructions," please send if applicable, certificate(s) representing any Daimler-Benz Ordinary Shares and/or Daimler-Benz ADSs tendered herewith that are not accepted for exchange by DaimlerChrysler AG to the address(es) of the holder(s) shown above under "Description of Daimler-Benz ADSs Tendered" or "Description of Daimler-Benz Ordinary Shares Tendered," as the case may be.

    The undersigned understands that the delivery and surrender of the Daimler-Benz Ordinary Shares and Coupons and Daimler-Benz ADSs tendered herewith are not effective, and the risk of loss of the Daimler-Benz Ordinary Shares and Coupons and Daimler-Benz ADSs does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, or a manually signed facsimile hereof, duly completed and signed, or an Agent's Message (as defined in the Offering Circular-Prospectus) in connection with a book-entry transfer of Daimler-Benz ADSs or until receipt of confirmation that such Daimler-Benz Ordinary Shares and Coupons have been received in the Custody Account of The Bank of New York, Account Number 9583899-01 at Deutsche Bank AG, Frankfurt am Main, Germany (Contact: Helga Feyer), in connection with a transfer through a Depositary Bank, together with all accompanying evidences of authority in form satisfactory to DaimlerChrysler AG and other required documents. ALL QUESTIONS AS TO VALIDITY, FORM AND ELIGIBILITY AND ACCEPTANCE FOR EXCHANGE OF ANY SURRENDER OF DAIMLER-BENZ ORDINARY SHARES AND COUPONS AND DAIMLER-BENZ ADSs TENDERED HEREWITH WILL BE DETERMINED BY DAIMLERCHRYSLER AG IN ITS SOLE DISCRETION AND SUCH DETERMINATION SHALL BE FINAL AND BINDING UPON ALL TENDERING HOLDERS.

    The undersigned understands that a tender of Daimler-Benz Ordinary Shares or Daimler-Benz ADSs and the acceptance by DaimlerChrysler AG for exchange of such shares pursuant to the procedures described in the Offering Circular-Prospectus under "The Daimler-Benz Exchange Offer--Procedures for Tendering Daimler-Benz ADSs or Daimler-Benz Ordinary Shares" and in the Instructions hereto will constitute a binding agreement between the undersigned and DaimlerChrysler AG upon the terms and subject to the conditions of the Daimler-Benz Exchange Offer and that each holder of a DaimlerChrysler Ordinary Share, whether in certificated form or by collective securities deposit credit (GIROSAMMELGUTSCHRIFT), consents to their registration in the share register of DaimlerChrysler AG.

-------------------------------------------
                       SPECIAL REGISTRATION INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

      To be completed ONLY if DaimlerChrysler Ordinary Shares are to be registered in the name of someone other than the undersigned.

  Register DaimlerChrysler Ordinary Shares in the name of:

  Name(s)

  ____________________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                                                                (PLEASE PRINT)

  Address

  ____________________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                                                            (INCLUDE ZIP CODE)
  Occupation: ________________________________________________________________

  ____________________________________________________________________________
              (Employer Identification or Social Security Number)

------------------------------------------------------
------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

      To be completed ONLY if any Daimler-Benz ADSs or Daimler-Benz Ordinary Shares not tendered or not accepted for exchange are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown in the box entitled "Description of Daimler-Benz ADSs Tendered" or "Description of Daimler-Benz Ordinary Shares Tendered," as the case may be.

  Mail:

  / / Daimler-Benz ADS Certificate(s)
     to:

  / / Daimler-Benz Ordinary Share Certificate(s) to:

  Name

  ____________________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________

                                                                (PLEASE PRINT)

  Address

  ____________________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________

                                                            (INCLUDE ZIP CODE)

  ____________________________________________________________________________

              (Employer Identification or Social Security Number)
-----------------------------------------------------

       CURRENCY ELECTION FORM FOR DIVIDENDS AND OTHER CASH DISTRIBUTIONS

Please check the appropriate box below to indicate whether you elect to receive dividends and other cash distributions, when, as and if paid by DaimlerChrysler AG, in U.S. dollars or German deutsche marks (or, following the changeover by DaimlerChrysler AG to the Euro, Euros). If no election is made, dividends and other cash distributions will be paid in U.S. dollars.

                           / /  U.S. Dollars

                           / /  German Deutsche Marks (or, Euros)

Note: You may change your election at any time by notifying The Bank of New York, Transfer Agent to DaimlerChrysler AG.

                                   IMPORTANT
                  ALL TENDERING STOCKHOLDERS PLEASE SIGN HERE
                 (Please complete Substitute Form W-9 below or,
       in the case of certain foreign persons, Substitute Form W-8 below)

x_____________________________________________________________________

x_____________________________________________________________________
                            SIGNATURE(S) OF OWNER(S)
Dated: __________ , 1998

(Must be signed by tendering holders (in the case of Daimler-Benz Ordinary Shares) or registered holder(s) (in the case of Daimler-Benz ADSs). In the case of Daimler-Benz ADSs, this Letter of Transmittal must be signed exactly as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 3.)
Name(s)_______________________________________________________________

                            (PLEASE PRINT)
Capacity (full title)_________________________________________________
Address_______________________________________________________________

                          (INCLUDE ZIP CODE)
Area Code and Telephone No.___________________________________________

                           GUARANTEE OF SIGNATURE(S)

                           (SEE INSTRUCTIONS l AND 3)

                     FOR USE BY ELIGIBLE INSTITUTIONS ONLY.

                   PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Signature(s) Guaranteed by an Eligible Institution:
Authorized Signature__________________________________________________
Name__________________________________________________________________

                                 (PLEASE PRINT)
Title_________________________________________________________________
Name of Firm__________________________________________________________
Address_______________________________________________________________

                               (INCLUDE ZIP CODE)
Area Code and Telephone No.___________________________________________
Dated:__________ , 1998

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND DAIMLER-BENZ CERTIFICATES.

    This Letter of Transmittal is to be completed by stockholders if (i) the certificate(s) representing Daimler-Benz ADSs or the certificate(s) representing Daimler-Benz Ordinary Shares and Coupons and/or Daimler-Benz ADSs tendered herewith are to be forwarded herewith, (ii) unless an Agent's Message (as defined in the Offering Circular-Prospectus) is utilized, Daimler-Benz ADSs are being transferred by book-entry transfer to the account maintained by the Exchange Agent at DTC, or (iii) Daimler-Benz Ordinary Shares and Coupons are being delivered by a Depositary Bank to the Custody Account of The Bank of New York, Account Number 9583899-01 at Deutsche Bank AG, Frankfurt am Main, Germany (Contact: Helga Feyer). The certificate(s) representing Daimler-Benz ADSs or Daimler-Benz Ordinary Shares and Coupons tendered herewith, or confirmation of any book-entry transfer into the Exchange Agent's account at DTC of Daimler-Benz ADSs tendered electronically, or confirmation of receipt of Daimler-Benz Ordinary Shares and Coupons transferred to the Custody Account of The Bank of New York, Account Number 9583899-01 at Deutsche Bank AG, Frankfurt am Main, Germany (Contact: Helga Feyer), as well as a properly completed and duly executed copy of this Letter of Transmittal or a manually signed facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein on or prior to the Daimler-Benz Exchange Offer Expiration Date. THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATE(S) REPRESENTING DAIMLER-BENZ ADSs OR DAIMLER-BENZ ORDINARY SHARES AND COUPONS AND ANY OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC OR A DEPOSITARY BANK, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

               DELIVERY OF DOCUMENTS TO DTC OR A DEPOSITARY BANK
              DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

    No alternative, conditional or contingent tenders will be accepted for exchange in the Daimler-Benz Exchange Offer. All tendering stockholders, by execution of this Letter of Transmittal or a manually signed facsimile hereof, waive any right to receive any notice of the acceptance of their Daimler-Benz Ordinary Shares or Daimler-Benz ADSs for exchange.

    If a holder desires to tender Daimler-Benz ADSs or Daimler-Benz Ordinary Shares pursuant to the Daimler-Benz Exchange Offer and the certificates representing such holder's Daimler-Benz ADSs or Daimler-Benz Ordinary Shares and Coupons, as the case may be, are not immediately available or such holder cannot deliver such certificates (or in the case of Daimler-Benz Ordinary Shares, cause such shares and Coupons to be transferred to The Bank of New York's Custody Account at Deutsche Bank AG) and all other required documents to the Exchange Agent prior to the Daimler-Benz Exchange Offer Expiration Date, or in the case of a tender of Daimler-Benz ADSs such stockholder cannot complete the procedure for the book-entry transfer on a timely basis, such Daimler-Benz ADSs and Daimler-Benz Ordinary Shares may nevertheless be tendered; PROVIDED that all of the following conditions are satisfied:

        (i) such tenders are made by or through an Eligible Institution (as defined in the Offering Circular-Prospectus);

        (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by DaimlerChrysler AG, is received by the Exchange Agent as provided in the Offering
    Circular-Prospectus on or prior to the Daimler-Benz Exchange Offer Expiration Date; and

        (iii) (a) in the case of Daimler-Benz ADSs, the certificate(s) for all tendered Daimler-Benz ADSs (or a confirmation of a book-entry transfer of Daimler-Benz ADSs into the Exchange Agent's account at DTC as described in the Offering Circular-Prospectus), in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or a manually executed facsimile thereof), with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and all other documents required by the Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery or (b) in the case of Daimler-Benz Ordinary Shares, the certificates for all tendered Daimler-Benz Ordinary Shares in proper form for transfer or the transfer of all such tendered shares to the Custody Account of The Bank of New York, Account Number 9583899-01 at Deutsche Bank AG, Frankfurt am Main, Germany (Contact: Helga Feyer), together with a properly completed and fully executed Letter of Transmittal (or a manually executed facsimile thereof), and all other documents required by the Letter of Transmittal are received by the Exchange Agent within three trading days after the date of execution of such Notice of Guaranteed Delivery.

    The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile transmission or mail to the Exchange Agent and must in all cases include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery.

2. WITHDRAWALS.

    Any holder of Daimler-Benz Ordinary Shares or Daimler-Benz ADSs who has tendered Daimler-Benz Ordinary Shares or Daimler-Benz ADSs may withdraw the tender at any time prior to the Daimler-Benz Exchange Offer Expiration Date, and, unless theretofore accepted for exchange by DaimlerChrysler AG pursuant to the Daimler-Benz Exchange Offer, may also be withdrawn at any time after November 22, 1998.

    To be effective, a written or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth on the cover of this Letter of Transmittal, and must comply with the requirements set forth in the Offering Circular-Prospectus under "The Daimler-Benz Exchange Offer-- Withdrawal Rights." Daimler-Benz Ordinary Shares or Daimler-Benz ADSs properly withdrawn will be deemed not validly tendered for purposes of the Daimler-Benz Exchange Offer. However, withdrawn Daimler-Benz Ordinary Shares or Daimler-Benz ADSs may be retendered by following one of the procedures described in the Offering Circular-Prospectus in the section entitled "The Daimler-Benz Exchange Offer--Procedures for Tendering Daimler-Benz ADSs or Daimler-Benz Ordinary Shares" at any time on or prior to the Daimler-Benz Exchange Offer Expiration Date.

3. SIGNATURES ON THIS LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

    If this Letter of Transmittal is signed by the registered holder(s) of the Daimler-Benz ADSs tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) representing the Daimler-Benz ADSs without alteration, enlargement or any other change whatsoever.

    If any of the Daimler-Benz ADSs tendered hereby are registered in the name of two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Daimler-Benz ADSs are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal is signed by the registered holder(s) of the Daimler-Benz ADSs listed and tendered hereby, no endorsements of certificates or separate stock powers are required, unless certificate(s) for any untendered Daimler-Benz ADSs or for any Daimler-Benz ADSs not accepted for exchange are to be reissued, in the name of a person other than the registered holder(s), in which case, the stock certificate(s) evidencing the Daimler-Benz ADSs tendered hereby must be endorsed or accompanied by appropriate stock power(s), in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such stock certificate(s). Signatures on such stock certificate(s) and stock power(s) must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Daimler-Benz ADSs listed and tendered hereby, the certificate(s) representing such Daimler-Benz ADSs must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on such certificate(s), and such signatures must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, attorneys-in-fact, officers of a corporation or others acting in a fiduciary or representative capacity, such persons should indicate when signing, and proper evidence satisfactory to DaimlerChrysler AG of their authority to so act must be submitted.

    Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution if Daimler-Benz ADSs are tendered (i) by a registered holder of such Daimler-Benz ADSs (which term, for purposes of this Letter of Transmittal, shall include any participant in DTC whose name appears on a security position listing as the owner of Daimler-Benz ADSs) who has not completed the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

    If Daimler-Benz Ordinary Shares are being tendered hereby, this Letter of Transmittal must be signed by the holder of such Daimler-Benz Ordinary Shares. If Daimler-Benz Ordinary Shares are being tendered hereby and are held by two or more joint owners, all such owners must sign this Letter of Transmittal. Signatures on this Letter of Transmittal with respect to the tender of Daimler-Benz Ordinary Shares do not need to be guaranteed by an Eligible Institution.

4. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS.

    Tendering holders should indicate in the applicable box the name and address to which substitute certificate(s) for Daimler-Benz ADSs or Daimler-Benz Ordinary Shares not tendered or any Daimler-Benz ADSs or Daimler-Benz Ordinary Shares not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of registration of DaimlerChrysler Ordinary Shares in a different name and in the case any Daimler-Benz ADSs not tendered or not accepted for exchange are to be sent to a different address, the employer identification or social security number of the person named must also be indicated.

5. STOCK TRANSFER TAXES.

    DaimlerChrysler AG will pay all transfer taxes, if any, applicable to the transfer and sale of Daimler-Benz ADSs or Daimler-Benz Ordinary Shares to it or its order pursuant to the Daimler-Benz Exchange Offer. If, however, certificate(s) for the Daimler-Benz Ordinary Shares and/or Daimler-Benz ADSs not tendered or not accepted for exchange are to be delivered to, or (in the case of Daimler-Benz ADSs) are to be registered or issued in the name of, any person other than the tendering holder of the Daimler-Benz Ordinary Shares tendered hereby, or the registered holder of the Daimler-Benz ADSs tendered hereby, or if tendered Daimler-Benz ADSs are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer and sale of Daimler-Benz Ordinary Shares or Daimler-Benz ADSs to DaimlerChrysler AG or its order pursuant to the Daimler-Benz Exchange Offer, the amount of any such transfer taxes whether imposed on the registered holder or any other persons will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or an exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

    Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) representing Daimler-Benz Ordinary Shares or Daimler-Benz ADSs listed in this Letter of Transmittal.

6. MUTILATED, LOST, STOLEN OR DESTROYED DAIMLER-BENZ STOCK CERTIFICATES.

    If any stock certificate(s) representing Daimler-Benz Ordinary Shares or Daimler-Benz ADSs have been mutilated, lost, stolen or destroyed the stockholder must (i) furnish to the Exchange Agent evidence, satisfactory to it in its discretion, of the ownership of and the destruction, loss or theft of such certificate(s), (ii) furnish to the Exchange Agent indemnity, satisfactory to it in its discretion, and (iii) comply with such other reasonable requirements as the Exchange Agent may prescribe. Any holder whose stock certificate(s) representing Daimler-Benz Ordinary Shares or Daimler-Benz ADSs have been mutilated, lost, stolen or destroyed should promptly contact the Exchange Agent at the address indicated on the cover of this Letter of Transmittal for further instructions.

7. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

    Any questions or requests for assistance may be directed to the Dealer Managers or Information Agent at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offering Circular-Prospectus, this Letter of Transmittal or other exchange offer materials may be directed to the Dealer Managers or the Information Agent and such copies will be furnished promptly at DaimlerChrysler AG's expense. Stockholders may also contact their brokers, dealers, commercial banks or trust companies for documents relating to, or assistance concerning, the Daimler-Benz Exchange Offer. In addition, holders of Daimler-Benz Ordinary Shares who hold such shares through a Depositary Bank may direct questions and requests for assistance to such holders' Depositary Banks.

8. IMPORTANT TAX INFORMATION; SUBSTITUTE FORM W-9 AND SUBSTITUTE FORM W-8.

    Under United States federal income tax law, a holder whose tendered Daimler-Benz Ordinary Shares or Daimler-Benz ADSs are accepted for exchange must provide the Exchange Agent (as payor) with (i) such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below or (ii) in the case of certain exempt foreign persons, the Substitute Form W-8 below. If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS") in addition to backup withholding in an amount equal to 31% of the gross proceeds resulting from the Daimler-Benz Exchange Offer.

    Certain holders (including, among others, all corporations and certain foreign individuals) are exempt from these backup withholding requirements. Certain foreign persons can qualify for this exemption by submitting a Form W-8 or Substitute Form W-8 below, signed under penalties of perjury and attesting to such person's exempt status.

    If backup withholding applies, the Exchange Agent is required to withhold 31% of the gross proceeds payable to a stockholder or other payee pursuant to the Daimler-Benz Exchange Offer. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in overpayment of taxes, a refund may be obtained from the IRS.

    The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Even if the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all reportable payments made prior to the time a properly certified TIN is provided to the Exchange Agent. Such amounts will be refunded to such holder if a properly certified TIN is provided to the Exchange Agent within 60 days.

    If the certificate(s) representing Daimler-Benz ADSs are in more than one name or are not in the name of the actual owner, consult the enclosed guidelines for information on which TIN to report.

    Holders of Daimler-Benz Ordinary Shares or Daimler-Benz ADSs who acquired shares at different times may have different tax bases in their Daimler-Benz Ordinary Shares or Daimler-Benz ADSs and may wish to consult with their own tax advisors as to the possibility of identifying the specific Daimler-Benz Ordinary Shares or Daimler-Benz ADSs surrendered in the Daimler-Benz Exchange Offer in order to establish the basis of the DaimlerChrysler Ordinary Shares received in exchange therefor.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR CONFIRMATION OF DELIVERY OF DAIMLER-BENZ ORDINARY SHARES AND COUPONS TRANSFERRED TO THE CUSTODY ACCOUNT OF THE BANK OF NEW YORK, ACCOUNT NUMBER 9583899-01 AT DEUTSCHE BANK AG, FRANKFURT AM MAIN, GERMANY (CONTACT: HELGA FEYER) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT, OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE DAIMLER-BENZ EXCHANGE OFFER EXPIRATION DATE. STOCKHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED SUBSTITUTE FORM W-9 OR SUBSTITUTE FORM W-8 WITH THEIR LETTER OF TRANSMITTAL.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

                              (See Instruction 8)

                       PAYOR'S NAME: THE BANK OF NEW YORK

 SUBSTITUTE                   Part 1-PLEASE PROVIDE YOUR TIN IN            TIN:
 Form  W-9                    THE BOX AT RIGHT AND CERTIFY BY    Social Security Number or
                               SIGNING AND DATING BELOW           Employer Identification
                                                                           Number
 Department of the
 Treasury                     Part 2--TIN Applied For / /
 Internal Revenue
 Service
                               CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
                               (1)  the number shown on this form is my correct Taxpayer
                               Identification Number (or I am waiting for a number to be
                                    issued to me).
                               (2)  I am not subject to backup withholding either because:
                               (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the
                                    "IRS") that I am subject to backup withholding as a
                                    result of a failure to report all interest or
                                    dividends, or (c) the IRS has notified me that I am no
 Payor's Request for
 Taxpayer                           longer subject to backup withholding, and
 Identification                (3)  any other information provided on this form is true
 Number ("TIN") and
 Certification
                               and correct.
                               SIGNATURE  DATE
  You must cross out item (2) of the above certification if you have been notified by the
  IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
            IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.
 ____________________                                       ___________________

         Signature                                                                            Date

                         CERTIFICATE OF FOREIGN STATUS

 SUBSTITUTE                  CERTIFICATION:
 Form  W-8
                             UNDER PENALTIES OF PERJURY, I CERTIFY THAT I AM AN EXEMPT FOREIGN PERSON BECAUSE:
 Department of the Treasury  (1)  I am a nonresident alien individual or a foreign corporation, partnership,
 Internal Revenue Service    estate,
                                  or trust;

                             (2)  I am an individual who has not been, and plans not to be, present in the United
                             States for a total of 183 days or more during the calendar year; and
                             (3)  I am neither engaged, nor plan to be engaged during the year, in a United States trade or business that has effectively connected gains from transactions with a broker or a barter exchange.
   SIGNATURE              DATE
   PRINT NAME

         THE INFORMATION AGENT FOR THE DAIMLER-BENZ EXCHANGE OFFER IS:

                             D.F. KING & CO., INC.
                                77 Water Street
                                   20th Floor
                            New York, New York 10005
                         (212) 269-5550 (Call Collect)
                           (800) 848-3094 (Toll Free)

          THE DEALER MANAGERS FOR THE DAIMLER-BENZ EXCHANGE OFFER ARE:

    GOLDMAN, SACHS & CO.        CREDIT SUISSE FIRST BOSTON      DEUTSCHE BANK SECURITIES
       85 Broad Street             Eleven Madison Avenue           31 West 52nd Street
  New York, New York 10004       New York, New York 10010       New York, New York 10019
(212) 902-1000 (Call Collect)   (800) 881-8320 (Toll Free)    (212) 469-5000 (Call Collect)
 (800) 323-5678 (Toll Free)                                    (800) 334-1898 (Toll Free)